                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported):     March 14, 2003


                                  ENGAGE, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                                     000-26671                                  04-3281378
-----------------                              -------------                            --------------------
 (State or other                                (Commission                                (IRS Employer
 jurisdiction of                                File Number)                             Identification No.)
 incorporation)


                  100 Brickstone Square, Andover, MA                         01810
             ---------------------------------------------             -----------------
                (Address of principal executive offices)                   (Zip Code)
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Registrant's telephone number, including area code:    (978) 684-3884

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits.

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
Exhibit
   No.            Description
-------           ------------
99.1              Certification of principal executive officer  and principal financial officer.
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ITEM 9. REGULATION FD DISCLOSURE

      In connection with the Quarterly Report on Form 10-Q of Engage, Inc. (the
"Company") for the quarter ended January 31, 2003, as filed with the Securities and Exchange Commission concurrently herewith, the Company hereby furnishes the written statement of the Company's principal executive officer and principal financial officer required by Section 906 of the Sarbanes-Oxley Act of 2002. On
March 14, 2003, John D. Barone, President and Chief Operating Officer of the
Company, and Lisa McAlister, Executive Vice President, Chief Financial Officer and Treasurer of the Company, each executed this written statement. A copy of the foregoing written statement is attached hereto as exhibit 99.1 and incorporated herein by reference.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ENGAGE, INC.

                                  (Registrant)

Date: March 14, 2003            By: /s/ John D. Barone
                                      ----------------------------------------
                                      John D. Barone
                                      President and Chief Operating Officer



                                       3
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                                  EXHIBIT INDEX

Exhibit
   No.            Description
-------           -----------
99.1              Certification of principal executive officer  and principal financial officer.